UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  July 3, 2003


                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-12680                22-2115841
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


         4340 Almaden Expressway, Suite 220, San Jose, California 95118
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (408) 979-2955

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Item 2.  Acquisition or Disposition of Assets.

         This current Report on Form 8-K/A amends item 2 of the Current Report on Form 8-K dated May 6, 2003 and filed on July 3, 2003. The Current Report on Form 8-K dated May 6, 2003 and filed on July 3, 2003 is intended to amend the Current Report on Form 8-K dated May 6, 2003 and filed on May 20, 2003 and should have been filed as an amendment to the Current Report on Form 8-K dated May 6, 2003 and filed on May 20, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

This Current Report on Form 8-K/A amends item 7 of the Current Report on Form 8-K dated May 6, 2003 and filed on July 3, 2003. The Current Report on Form 8-K dated May 6, 2003 and filed on July 3, 2003 is intended to amend the Current Report on Form 8-K dated May 6, 2003 and filed on May 20, 2003 and should have been filed as an amendment to the Current Report on Form 8-K dated May 6, 2003 and filed on May 20, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 8, 2003                      ORYX TECHNOLOGY CORP.
                                         (Registrant)


                                         By:  /s/ Philip J. Micciche
                                              ----------------------
                                              Philip J. Micciche
                                              Chief Executive Officer

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